                                       BD
                                     FY 2000
             Revenues by Business Segments and Major Product Groups
                                 ($ in Millions)

                                                   Quarter 4                                           Total Year
                                         -----------------------------                         ------------------------------

                                         Amount               % Growth                          Amount               % Growth
                                         ------               --------                          ------               --------

Medical
    Injection Systems                   $  153                  -0.7%                         $    609                  5.8%
    Infusion Therapy Systems                79                  -5.1%                              342                  2.1%
    Consumer Health Care                   143                 -10.7%                              505                 -1.5%
    Pharmaceutical Systems                  66                  13.6%                              255                  7.1%
    Other                                   61                  -5.1%                              255                 -2.9%
                                        ------                ------                          --------                -----
                                           502                  -3.4%                            1,966                  2.2%

Preanalytical Solutions                    131                   2.2%                              535                  5.1%

Biosciences
    Flow Cytometry                         113                  35.1%                              407                 36.3%
    Microbiology                           137                   2.2%                              568                  2.7%
    Labware                                 37                   0.5%                              143                  6.2%
                                        ------                ------                          --------                -----
                                           287                  12.7%                            1,118                 13.4%
                                        ------                ------                          --------                -----

    Total Company                       $  920                   1.9%                         $  3,618                  5.8%
                                        ======                ======                          ========                =====